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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2004



                          NEW YORK MORTGAGE TRUST, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                       001-32216                 47-0934168
         --------                       ---------                 ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



                           1301 Avenue of the Americas
                            New York, New York 10019
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (212) 634-9400




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Item 8.01.     Other Events.

On September 16, 2004, New York Mortgage Trust, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors declared a cash dividend on its common stock, par value $0.01 per share, for the quarter ended September 30, 2004. A copy of the release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1 Press Release announcing the Registrant's declaration of a third quarter 2004 cash dividend on its common stock, dated September 16, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NEW YORK MORTGAGE TRUST, INC.
                                                (Registrant)


Date: September 17, 2004                By: /s/ Michael I. Wirth
                                            ---------------------------------
                                        Michael I. Wirth
                                        Executive Vice President
                                        and Chief Financial Officer





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                                 EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1 Press Release announcing the Registrant's declaration of a third quarter 2004 cash dividend on its common stock, dated September 16, 2004.